                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our firm name included in the Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of The Advisors' Inner Circle (File No. 33-42484), and to all references to our firm included in this Registration Statement.


                                                  /s/ Arthur Andersen LLP

Philadelphia, Pennsylvania
  December 28, 1998